UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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LEGG MASON PARTNERS EQUITY TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LEGG MASON PARTNERS EQUITY TRUST

EnTrustPermal Alternative Core Fund

620 Eighth Avenue

New York, New York 10018

Special Meeting of Shareholders to Be Held on January 5, 2018

November 2, 2017

Dear Shareholder:

A special meeting (the “Meeting”) of the shareholders of the EnTrustPermal Alternative Core Fund (the “Fund”), a series of Legg Mason Partners Equity Trust (the “Trust”), will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 at 10:00 a.m. Eastern Time, on January 5, 2018, or at any adjournment(s) or postponement(s) thereof.

At the Meeting, shareholders will be asked to consider and vote on the following Proposals:

1.	To approve a change to the Fund’s fundamental investment restriction on concentration (the “Revised Restriction”);

2.	To approve an amended and restated management agreement between the Trust, on behalf of the Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (the “Proposed Management Agreement”);

3.	To approve an amended and restated subadvisory agreement between LMPFA and EnTrustPermal Partners Offshore LP (“EPOLP”) with respect to the Fund (the “Proposed Subadvisory Agreement”); and

4.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

For the reasons explained in the accompanying Proxy Statement, LMPFA, EPOLP and the Board of Trustees of the Trust recommend that you vote in favor of the Proposals. Approval of each of the Revised Restriction, the Proposed Management Agreement and the Proposed Subadvisory Agreement will be contingent on approval of the other Proposals.

As a shareholder of the Fund, you are being asked to vote on the Proposals. The Board has determined that each Proposal is in the best interests of the Fund and its shareholders, and recommends that you vote in favor of the Proposals.

To ensure that your vote is counted, please:

•	Mark your votes on the enclosed Proxy Card.

Sign and mail your Proxy Card promptly to:

Broadridge Financial Solutions, Inc.

Proxy Tabulator

P.O. Box 9112

Farmingdale, NY 11735

•	You may also vote by telephone by calling 1-800-690-6903 or on the Internet at www.proxyvote.com.

If you have any questions about the Proposals, please call 1-855-723-7819 between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday.

Sincerely,

Jane Trust

President and Chief Executive Officer

Legg Mason Partners Equity Trust

OVERVIEW OF THE PROPOSALS – QUESTIONS & ANSWERS

Why did you send me this booklet?

You were sent this proxy statement (the “Proxy Statement”) because you are a shareholder of the EnTrustPermal Alternative Core Fund (the “Fund”), a series of Legg Mason Partners Equity Trust (the “Trust”). As such, you have the right to vote your shares of the Fund with respect to the Proposals described below, if your vote is properly submitted and received prior to the special meeting (the “Meeting”) of the shareholders of the Fund. The Meeting will be held at the offices of Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”), 620 Eighth Avenue, New York, New York 10018 at 10:00 a.m. Eastern Time, on January 5, 2018, or at any adjournment(s) or postponement(s) thereof.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on September 15, 2017 are eligible to vote.

What is the purpose of the Meeting?

At a meeting of the Board of Trustees (the “Board”) of the Trust held on July 25-26, 2017, the Board approved a proposal from LMPFA, the Fund’s investment manager, and EnTrustPermal Management LLC (“EnTrustPermal”), the Fund’s then-current subadviser, to change how the Fund’s investment strategy is implemented—specifically, from a “fund-of-funds” to a fund that will obtain greater exposure to asset classes and strategies through investment in exchange-traded funds (“ETFs”), securities and other instruments, rather than through investing more than 25% of its assets in mutual funds. In addition, the Board approved, subject to shareholder approval, a proposal to revise the Fund’s fundamental investment restriction (the “Revised Restriction”) relating to concentration of investments, under which the Fund would no longer be required to concentrate more than 25% of its assets in the mutual fund industry. Under the Revised Restriction, the Fund would not be permitted to concentrate (i.e., invest more than 25% of its assets) in any industry. The Revised Restriction would be accompanied by and subject to certain interpretations that the Fund will follow in applying its concentration policy. These interpretations are not part of the Revised Restriction and are not subject to shareholder approval.

In connection with the changes described above, the Board also approved, subject to shareholder approval, an amended and restated management agreement between the Trust, on behalf of the Fund, and LMPFA (the “Proposed Management Agreement”) under which the management fee payable by the Fund would be increased from an annual rate of 0.65% of the Fund’s average daily net assets to an annual rate of 0.90% of the Fund’s average daily net assets up to and including $1 billion, declining to 0.85% on average daily net assets in excess of $1 billion and up to and including $2 billion and to 0.80% of average daily net assets in excess of $2 billion.

The Board also approved, subject to shareholder approval, an amended and restated subadvisory agreement between LMPFA and EnTrustPermal Partners Offshore LP (“EPOLP”) with respect to the Fund (the “Proposed Subadvisory Agreement”). On September 29, 2017, the Fund changed its subadviser from EnTrustPermal to EPOLP. EPOLP, a Delaware limited partnership, is a registered investment adviser and the surviving entity in a consolidation of multiple investment management entities that are subsidiaries of EnTrustPermal LLC. Under the Proposed Subadvisory Agreement, the subadvisory fees payable by LMPFA to EPOLP would be higher than the fees payable by LMPFA to EPOLP under the current subadvisory agreement

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(the “Current Subadvisory Agreement”). LMPFA currently pays an aggregate subadvisory fee to EPOLP and Western Asset Management Company (“Western Asset”) (Western Asset manages the portion of the Fund’s cash and short-term instruments allocated to it) at the annual rate of 0.450% of the Fund’s average daily net assets up to and including $250 million, declining to 0.400% of the Fund’s average daily net assets over $250 million and up to and including $750 million and to 0.350% of average daily net assets over $750 million. LMPFA also currently pays EPOLP a separate fee of 0.05% of the Fund’s average daily net assets related to implementation of portfolio investment decisions and provision of compliance and portfolio execution services to the Fund. Under the Proposed Subadvisory Agreement, LMPFA (not the Fund) would pay EPOLP and Western Asset an aggregate fee equal to 70% of the management fee paid to LMPFA, net of fee waivers and expense reimbursements.

A change in the fundamental concentration policy as well as increases in the management fee paid by the Fund to LMPFA and subadvisory fee paid by LMPFA to EPOLP require approval by a majority of the Fund’s outstanding voting securities under the Investment Company Act of 1940 (the “1940 Act”) before they go into effect. As a result, shareholders are being asked to vote on the following Proposals at the Meeting:

PROPOSAL 1:	To approve a change to the Fund’s fundamental investment restriction on concentration (the “Revised Restriction”);

PROPOSAL 2:	To approve an amended and restated management agreement between the Trust, on behalf of the Fund, and LMPFA, the investment manager to the Fund (the “Proposed Management Agreement”);

PROPOSAL 3:	To approve an amended and restated subadvisory agreement between LMPFA and EPOLP with respect to the Fund (the “Proposed Subadvisory Agreement”); and

PROPOSAL 4:	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Approval of each of the Revised Restriction, Proposed Management Agreement and the Proposed Subadvisory Agreement will be contingent on approval of the other proposals. If the proposals are not approved, the Fund would continue to be managed according to its current investment policies.

What is the rationale for the Revised Restriction and the Proposed Agreements?

Management informed the Board that, as a result of the successful combination of EnTrust Capital and The Permal Group that resulted in EnTrustPermal having a stronger, more robust alternative investments platform, EnTrustPermal and Legg Mason, Inc. (“Legg Mason”) undertook an internal review to determine how to take advantage of this platform for the benefit of the Fund and its shareholders. As a result of this initiative, EnTrustPermal and Legg Mason recommended that the Fund invest to a greater extent directly in securities, ETFs and other instruments, which have been determined to be the primary contributors to Fund performance over the past three years. The Fund is currently a “fund-of-funds” and, as a fundamental policy, must invest more than 25% of its assets in the mutual fund industry. To enable the Fund to revise its investment strategy as recommended, the Board of Trustees approved the Revised Restriction, subject to shareholder approval.

Management informed the Board that removing this requirement will enable the Fund to have greater exposure to various asset classes and investment strategies through investments in ETFs, securities and other instruments, rather than through investing more than 25% of its assets in other mutual funds, and, as a result, should help reduce the Fund’s total expense ratio before fee waivers and expense reimbursements.

In connection with the proposed revision to the manner in which the Fund’s investment strategy would be implemented, Management recommended that the annual management fee payable to LMPFA by the Fund be increased from 0.65% of average daily net assets to up to 0.90% of average daily net assets and that the fee payable to EPOLP by LMPFA also be increased. Management informed the Board of its belief that the proposed increases to the management and subadvisory fees should allow the subadviser to further extend the reach of the current portfolio management team and expand the resources to be dedicated to the management of the Fund’s portfolio. Management informed the Board that it anticipates that the new approach will be more research-intensive than the Fund’s current investment program and that the additional fees will facilitate greater investments in technology as well as in third party research services, and will permit the addition of new analysts, where needed, to help the Fund pursue its revised investment approach.

What are the features of the Revised Restriction?

The Fund’s current fundamental policy on concentration requires the Fund to concentrate (i.e., invest more than 25% of its assets) in the mutual fund industry. It is proposed that the Fund adopt the following fundamental policy on concentration:

“Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.”

The revised policy on concentration would be accompanied by the following interpretation of the policy, which would not be part of the policy and would not be subject to shareholder vote:

“With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes ‘concentration’ in an industry. The staff of the Securities and Exchange Commission (the “SEC”) has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The Fund intends to include its investments in securities of other industry-specific investment companies for purposes of calculating the Fund’s industry concentration, to the extent practicable. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country; however, the Fund understands that the SEC staff considers securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.”

Under Section 8(b)(1)(E) of the 1940 Act, every investment company is required to disclose in its registration statement its policy with respect to concentrating its investments in a particular industry or group of industries. Section 13(a)(3) of the 1940 Act prohibits a fund from deviating from this concentration policy as recited in its registration statement unless authorized by a majority of its outstanding voting securities. As a result, shareholder approval is necessary to change the Fund’s current policy of concentrating more than 25% of its assets in the mutual fund industry. If the proposal is approved, the Fund would not be permitted to invest more than 25% of its assets in any industry. As noted above, the Fund, to the extent practicable, would include its investments in investment companies in calculating concentration in an industry to the extent that the investment company has an industry-specific focus.

What differences can I expect if the Fund is a multi-strategy fund instead of a “fund-of-funds”?

LMPFA and EnTrustPermal recommended revision of the policy to change how the Fund’s investment strategy is implemented – specifically, from a “fund-of-funds” to a multi-strategy fund that will obtain greater exposure to asset classes and strategies through investment in ETFs, securities and other instruments, rather than through investing more than 25% of its assets in mutual funds. It is anticipated that the ability to invest a greater portion of the Fund’s assets in ETFs as well as securities and other instruments will increase the flexibility to achieve the Fund’s investment objective of total return and enhance EPOLP’s risk management processes. It should also provide greater transparency to investors of the positions held by the Fund and enhance control of the Fund’s liquidity. This is because the ETFs in which the Fund will invest make their portfolio holdings publicly available daily, while the mutual funds in which the Fund currently invests do not. Mutual funds are required to make their portfolio holdings public on a quarterly basis and may make more frequent disclosures of particular portfolio holdings information (e.g., top 10 holdings) but such disclosure is at the mutual fund’s discretion. Shifting to a multi-strategy fund that invests to a greater degree in ETFs, securities and other instruments from a “fund-of-funds” that invests more than 25% of its assets in mutual funds also increases the complexity around portfolio implementation due to enhanced screening processes, more intensive research on direct investments, security selection, security basket construction and an increased use of derivatives, among other things.

Is the change from a “fund-of-funds” to a multi-strategy fund expected to reduce acquired fund fees and expenses?

Yes. While the Fund will no longer be a “fund-of-funds,” if the Revised Restriction is approved the Fund would continue to invest in other investment companies, principally ETFs. Investing in ETFs should enable the subadviser to target the Fund’s investment exposures with greater precision, since ETFs are required to make their portfolios public every day. Investing in ETFs would also likely lower the amount of “acquired fund fees and expenses” disclosed in the Fund’s prospectus fee table, since ETFs generally charge lower fees than comparable mutual funds (as described in more detail in the attached proxy statement).

What are the differences between the Current Agreements and the Proposed Agreements?

LMPFA currently serves as the Fund’s investment manager pursuant to an agreement between LMPFA and the Trust on behalf of the Fund (the “Current Management Agreement”). The Fund currently pays a management fee to LMPFA at an annual rate of 0.65% of its average daily net assets. You will be asked to approve the Proposed Management Agreement between the Trust, on behalf of the Fund, and LMPFA under which the management fee would increase to an annual rate of 0.90% on average daily net assets up to and including $1 billion, declining to 0.85% on average daily net assets in excess of $1 billion and up to and including $2 billion and to 0.80% of average daily net assets in excess of $2 billion.

EPOLP currently serves as subadviser to the Fund pursuant to an agreement between it and LMPFA. LMPFA currently pays an aggregate subadvisory fee to EPOLP and Western Asset at the annual rate of 0.450%

of the Fund’s average daily net assets up to and including $250 million, declining to 0.400% of the Fund’s average daily net assets over $250 million and up to and including $750 million and to 0.350% of average daily net assets over $750 million. LMPFA also currently pays EPOLP a separate fee of 0.05% of the Fund’s average daily net assets related to implementation of portfolio investment decisions and provision of compliance and portfolio execution services to the Fund. Under the Proposed Subadvisory Agreement, LMPFA (not the Fund) would pay EPOLP an aggregate fee equal to 70% of the management fee paid to LMPFA for all services provided by EPOLP, net of fee waivers and expense reimbursements and the fee paid to Western Asset for management of the Fund’s cash and short-term investments. The fees payable by LMPFA to EPOLP under the Proposed Subadvisory Agreement are higher than the fees payable by LMPFA under the Current Subadvisory Agreement.

In addition to the new subadvisory fee, the Proposed Subadvisory Agreement eliminates the specific provisions in the Current Subadvisory Agreement relating to implementation of portfolio investment decisions and provision of compliance and portfolio execution services by EPOLP.

At the July 25-26, 2017 Board Meeting (the “July Board Meeting”), the Board, including the Independent Trustees, discussed and approved the Revised Restriction, the Proposed Management Agreement between LMPFA, the Fund’s investment manager, and the Trust, on behalf of the Fund, and the Proposed Subadvisory Agreement between LMPFA and EPOLP with respect to the Fund, pursuant to which LMPFA and EPOLP would continue to provide day-to-day management of the Fund’s portfolio, and agreed to recommend that shareholders of the Fund approve the Revised Restriction and the Proposed Agreements.

How does the Board recommend I vote?

The Board recommends that you vote FOR the Revised Restriction and each of the Proposed Agreements.

Why does the Board recommend that I vote for the Revised Restriction and each of the Proposed Agreements?

In summary, the Board considered a number of factors in making its recommendation, including Management’s informing the Board of the effect that the Revised Restriction would have on the Fund’s expense ratio and Management’s recommendation for enhanced portfolio management strategies and EPOLP’s commitment to providing resources necessary to assist the Fund’s portfolio managers in managing the Fund. The enclosed proxy statement discusses the Board’s considerations in depth.

Are there any other expected changes to the Fund’s investment strategies?

Yes. Management informed the Board that, unrelated to the Proposals and as a result of its review of the portfolio, the Fund will seek to maintain short positions through investments in derivative instruments, rather than short sales of securities.

What will be the effect on the Fund’s total expense ratio if the Fund maintains short positions through investments in derivative instruments, rather than through short sales of securities?

No dividend and interest expenses are incurred when the Fund takes short positions on securities using derivatives. Therefore, Management informed the Board that this change in strategy, which is unrelated to the Proposals, is expected to reduce the Fund’s total expense ratio by reducing dividend and interest expenses on securities sold short.

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Has Management agreed to cap expenses if the Proposals are implemented?

Yes. If the Proposals are approved by shareholders, the current expense limitations in effect would be replaced by LMPFA’s agreement to waive fees and/or reimburse Fund operating expenses (other than certain expenses as currently disclosed in the Fund’s prospectus), until December 31, 2019, so that total annual fund operating expenses do not exceed 1.45% for Class A, 2.20% for Class C, 1.45% for Class FI, 1.70% for Class R, 1.10% for Class I and 1.00% for Class IS. In addition, total annual Fund operating expenses for Class IS shares would not exceed total annual Fund operating expenses for Class I shares. These arrangements would continue until December 31, 2019 and could not be terminated without the Board’s consent. There is no assurance that these expense caps would continue after December 31, 2019, and if they were discontinued, the Fund’s fees and expenses could increase. In addition, expenses that are excluded from the expense caps may go up or down due to the Fund’s investment program and market factors.

Is the passage of one proposal contingent on the passage of the other proposals?

Yes. As noted above, approval of each Proposal is contingent on approval of each other Proposal, so that if any one of the Revised Restriction, Proposed Management Agreement and Proposed Subadvisory Agreement is not approved, none of the Proposals will be approved.

What happens if the Revised Restriction and the Proposed Agreements for the Fund are not approved?

If the Revised Restriction and Proposed Agreements are not approved, the Current Management Agreement with LMPFA and Current Subadvisory Agreement with EPOLP would remain in effect, and the Fund would continue to be managed according to its current investment policies.

What if I have questions regarding the Proposals or the Meeting?

If you have any questions about the Proposals, please call 1-855-723-7819 between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR”

THE REVISED RESTRICTION, THE PROPOSED MANAGEMENT AGREEMENT

AND THE PROPOSED SUBADVISORY AGREEMENT.

LEGG MASON PARTNERS EQUITY TRUST

EnTrustPermal Alternative Core Fund

620 Eighth Avenue

New York, New York 10018

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 5, 2018

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of the shareholders of the EnTrustPermal Alternative Core Fund (the “Fund”), a series of Legg Mason Partners Equity Trust (the “Trust”), will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 at 10:00 a.m. Eastern Time, on January 5, 2018, or at any adjournment(s) or postponement(s) thereof for the following purposes:

PROPOSAL 1:	To approve a change to the Fund’s fundamental investment restriction on concentration (the “Revised Restriction”);

PROPOSAL 2:	To approve an amended and restated management agreement between the Trust, on behalf of the Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (the “Proposed Management Agreement”);

PROPOSAL 3:	To approve an amended and restated subadvisory agreement between LMPFA and EnTrustPermal Partners Offshore LP (“EPOLP”) with respect to the Fund (the “Proposed Subadvisory Agreement”); and

PROPOSAL 4:	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of the Trust (the “Board”) has set September 15, 2017 as the date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting. Shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof, in connection with the Proposals. A Proxy Statement is attached to this Notice that describes the matter to be voted upon at the Meeting or any adjournment(s) or postponement(s) thereof, and a Proxy Card is enclosed.

Your vote on the Proposals is important. Please vote your shares as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed Proxy Card, or by telephone or on the Internet. Please follow the instructions that appear on your enclosed Proxy Card to ensure your votes are properly and timely recorded.

Important Notice Regarding the Availability of Proxy Materials for the Meeting: The proxy statement and related materials are available at www.proxyvote.com.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

By order of the Board of Trustees,

Robert I. Frenkel

Secretary

Legg Mason Partners Equity Trust

November 2, 2017

LEGG MASON PARTNERS EQUITY TRUST

EnTrustPermal Alternative Core Fund

620 Eighth Avenue

New York, New York 10018

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board” and the members of which are referred to as “Trustees”) of Legg Mason Partners Equity Trust (the “Trust”) in connection with the special meeting (the “Meeting”) of shareholders of EnTrustPermal Alternative Core Fund (the “Fund”), a series of the Trust, that will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 at 10:00 a.m. Eastern Time, on January 5, 2018, or at any adjournment(s) or postponement(s) thereof. This Proxy Statement and attached materials are being mailed on or about November 9, 2017.

The purpose of the Meeting is for shareholders to consider and vote on the Proposals listed below and as more fully described herein:

PROPOSAL 1:	To approve a change to the Fund’s fundamental investment restriction on concentration;

PROPOSAL 2:	To approve an amended and restated management agreement between the Trust, on behalf of the Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”);

PROPOSAL 3:	To approve an amended and restated subadvisory agreement between LMPFA and EnTrustPermal Partners Offshore LP (“EPOLP”) with respect to the Fund; and

PROPOSAL 4:	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Accompanying this Proxy Statement is a Proxy Card for shareholders to vote shares of their Fund at the Meeting. The Board has set September 15, 2017 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting.

Copies of the Fund’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing to the Fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902 or by calling the following number: 1-877-721-1926.

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to be Held on January 5, 2018: The proxy statement and related materials are available at www.proxyvote.com.

Copies of the Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are available on the Internet at www.leggmason.com/mutualfundsliterature.

PROPOSALS

PROPOSAL 1: TO APPROVE A CHANGE TO THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION ON CONCENTRATION

PROPOSAL 2: TO APPROVE AN AMENDED AND RESTATED MANAGEMENT AGREEMENT BETWEEN THE TRUST AND LMPFA

PROPOSAL 3: TO APPROVE AN AMENDED AND RESTATED SUBADVISORY AGREEMENT BETWEEN LMPFA AND EPOLP

Background and Description of the Proposals

At a meeting of the Board of Trustees (the “Board”) of Legg Mason Partners Equity Trust (the “Trust”) held on July 25-26, 2017, the Board approved a proposal from Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”), the Fund’s investment manager, and EnTrustPermal Management LLC (“EnTrustPermal”), the Fund’s then-current subadviser, to change how the Fund’s investment strategy is implemented—specifically, from a “fund-of-funds” to a fund that will obtain greater exposure to asset classes and investment strategies through investment in exchange-traded funds (“ETFs”), securities and other instruments, rather than through investing more than 25% of its assets in mutual funds. In addition, the Board approved, subject to shareholder approval, a proposal to revise the Fund’s fundamental investment restriction (the “Revised Restriction”) relating to concentration of investments, under which the Fund would no longer be required to concentrate more than 25% of its assets in the mutual fund industry. Under the Revised Restriction, the Fund would not be permitted to concentrate (i.e., invest more than 25% of its assets) in any industry. The Revised Restriction would be accompanied by and subject to certain interpretations that the Fund will follow in applying its concentration policy. These interpretations are not part of the Revised Restriction and are not subject to shareholder approval.

In connection with the changes described above, the Board also approved, subject to shareholder approval, an amended and restated management agreement between the Trust, on behalf of the Fund, and LMPFA (the “Proposed Management Agreement”) under which the management fee payable by the Fund would be increased from an annual rate of 0.65% of the Fund’s average daily net assets to an annual rate of 0.90% of the Fund’s average daily net assets up to and including $1 billion, declining to 0.85% on average daily net assets in excess of $1 billion and up to and including $2 billion and to 0.80% of average daily net assets in excess of $2 billion (the “Proposed Fee”).

The Board also approved, subject to shareholder approval, an amended and restated subadvisory agreement between LMPFA and EnTrustPermal Partners Offshore LP (“EPOLP”) with respect to the Fund (the “Proposed Subadvisory Agreement”). On September 29, 2017, the Fund changed its subadviser from EnTrustPermal to EPOLP. EPOLP, a Delaware limited partnership, is a registered investment adviser and the surviving entity in a consolidation of multiple investment management entities that are subsidiaries of EnTrustPermal LLC. Under the Proposed Subadvisory Agreement, the subadvisory fees payable by LMPFA to EPOLP would be higher than the fees payable by LMPFA to EPOLP under the current subadvisory agreement (the “Current Subadvisory Agreement”). LMPFA currently pays an aggregate subadvisory fee to EPOLP and Western Asset Management Company (“Western Asset”) (Western Asset manages the portion of the Fund’s cash and short-term instruments allocated to it) at the annual rate of 0.450% of the Fund’s average daily net assets up to and including $250 million, declining to 0.400% of the Fund’s average daily net assets over $250 million and up to and including $750 million and to 0.350% of average daily net assets over $750 million. LMPFA also currently pays EPOLP a separate fee of 0.05% of the Fund’s average daily net assets related to implementation of portfolio investment decisions and provision of compliance and portfolio execution services to the Fund. Under the Proposed Subadvisory Agreement, LMPFA (not the Fund) would pay EPOLP and Western Asset an aggregate fee equal to 70% of the management fee paid to LMPFA, net of fee waivers and expense reimbursements. The fees payable by LMPFA to EPOLP under the Proposed Subadvisory Agreement are higher than the fees payable by LMPFA under the Current Subadvisory Agreement.

A change in the fundamental concentration policy as well as increases in the management fee and subadvisory fee require approval by a majority of the Fund’s outstanding voting securities under the Investment Company Act of 1940 (the “1940 Act”) before they go into effect.

Approval of each of the Revised Restriction, the Proposed Management Agreement and the Proposed Subadvisory Agreement will be contingent on approval of the other Proposals, so that if one of the Proposals is not approved, none of the Proposals will be approved. If the Proposals are not approved, the current management agreement between the Trust on behalf of the Fund and LMPFA (the “Current Management Agreement”) and the Current Subadvisory Agreement between LMPFA and EPOLP would remain in effect, and the Fund would continue to be managed according to its current investment policies.

The purpose of this Proxy Statement is to solicit shareholder approval of the Proposals and to explain certain matters relating to the approval of the Proposals, including, but not limited to, the terms of the Revised Restriction as well as the terms of the Proposed Management Agreement and the Proposed Subadvisory Agreement (collectively, the “Proposed Agreements”), the factors considered by the Board in approving the Revised Restriction and the Proposed Agreements and the new fees to be paid to LMPFA under the Proposed Management Agreement and by LMPFA to EPOLP under the Proposed Subadvisory Agreement.

At the in-person Board meeting held on July 25-26, 2017 (the “July Board Meeting”), LMPFA and EnTrustPermal Management LLC (“EnTrustPermal”), the Fund’s then-current subadviser, recommended revisions to the Fund’s fundamental investment restriction relating to concentration of investments and the approval of the Proposed Agreements in connection with the change to the fundamental investment restriction.

At the July Board Meeting, the Board, including all the Trustees who are not “interested” persons of the Trust (the “Independent Trustees”), as defined in the 1940 Act, and who attended the meeting, approved the Revised Restriction and the Proposed Agreements, as well as the submission of the Revised Restriction and Proposed Agreements to the shareholders of the Fund for approval at the Meeting.

Proposal 1: Revised Restriction

The Fund’s current fundamental policy on concentration requires the Fund to concentrate (i.e., invest more than 25% of its assets) in the mutual fund industry. It is proposed that the Fund adopt the following fundamental policy on concentration:

“Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.”

The revised policy on concentration would be accompanied by the following interpretation of the policy, which would not be part of the policy and would not be subject to shareholder vote:

“With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes ‘concentration’ in an industry. The staff of the Securities and Exchange Commission (the

“SEC”) has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The Fund intends to include its investments in securities of other industry-specific investment companies for purposes of calculating the Fund’s industry concentration, to the extent practicable. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country; however, the Fund understands that the SEC staff considers securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.”

Under Section 8(b)(1)(E) of the 1940 Act, every investment company is required to disclose in its registration statement its policy with respect to concentrating its investments in a particular industry or group of industries.
Section 13(a)(3) of the 1940 Act prohibits a fund from deviating from this concentration policy as recited in its registration statement unless authorized by a majority of its outstanding voting securities. As a result, shareholder approval is necessary to change the Fund’s current policy of concentrating more than 25% of its assets in the mutual fund industry. If the proposal is approved, the Fund would not be permitted to invest more than 25% of its assets in any industry.

LMPFA and EnTrustPermal recommended revision of the policy to change how the Fund’s investment strategy is implemented – specifically, from a “fund-of-funds” to a fund that will obtain greater exposure to asset classes and strategies through investment in exchange-traded funds (“ETFs”), securities and other instruments, rather than through investing more than 25% of its assets in mutual funds. It is anticipated that the ability to invest a greater portion of the Fund’s assets in ETFs as well as securities and other instruments will increase the flexibility to achieve the Fund’s investment objective of total return and enhance the subadviser’s risk management processes. It should also provide greater transparency to investors of the positions held by the Fund and enhance control of the Fund’s liquidity. This is because the ETFs in which the Fund will invest make their portfolio holdings publicly available daily, while the mutual funds in which the Fund currently invests do not. Mutual funds are required to make their portfolio holdings public on a quarterly basis and may make more frequent disclosures of particular portfolio holdings information (e.g., top 10 holdings) but such disclosure is at the mutual fund’s discretion.

While the Fund will no longer be a “fund-of-funds,” if the Revised Restriction is approved the Fund would continue to invest in other investment companies, principally ETFs. Investing in ETFs should enable the subadviser to target the Fund’s investment exposures with greater precision, since ETFs are required to make their portfolios public every day. While the Fund will include investments in securities of industry-specific investment companies to the extent practicable when calculating its concentration in any industry, it does not intend to otherwise aggregate investments in investment companies. As a result, at times the Fund may have more than 25% of its assets invested in investment companies. Investing in ETFs would also likely lower the amount of “acquired fund fees and expenses” disclosed in the Fund’s prospectus fee table (as described in more detail below), since ETFs generally charge lower fees than comparable mutual funds. If the Proposals are approved, it is anticipated that the Fund will sell or dispose of slightly over half of its portfolio securities. As of October 25, 2017, it is anticipated that if the Fund repositions its portfolio as a result of approval of the Revised Restriction, the Fund will realize approximately $0.27 per share in net long-term capital gains as a result of these sales. These capital gains will be taxable to Fund shareholders except for those shareholders who hold Fund shares in a tax-advantaged account. The portion of the portfolio securities to be sold and the tax consequences related to those sales are estimates based on, among other things, historical data and current market conditions, and are subject to change.

Shareholder Approval

Approval of the Revised Restriction will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

Approval of the Revised Restriction is contingent upon approval of each of the Proposed Agreements, so that if any one of them is not approved by shareholders, then none of them will be implemented. If the proposals are not approved, the Fund would continue to be managed according to its current investment policies.

Proposals 2 and 3: Proposed Management Agreement and Proposed Subadvisory Agreement

Information about the Fund, LMPFA and EPOLP

The Fund

The Fund is a series of the Trust, a Maryland statutory trust. The Trust entered into the current investment management agreement with LMPFA, on behalf of the Fund, on April 9, 2009.

LMPFA

LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), a global asset management company. The current investment management agreement was approved by the Fund’s initial shareholder on April 9, 2009.

No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material transaction with LMPFA or its affiliates since the beginning of the Fund’s most recently completed fiscal year. Jane Trust, an interested trustee of the Trust, serves as President and Chief Executive Officer of LMPFA. The list of principal executive officers and directors of LMPFA and their principal occupations is set forth on Exhibit D.

EPOLP

Unrelated to this Proxy Statement, EPOLP became the Fund’s subadviser as of September 29, 2017. EPOLP, a Delaware limited partnership with offices at 375 Park Avenue, New York, New York 10152, is a registered investment adviser and the surviving entity in a consolidation of multiple investment management entities that are subsidiaries of EnTrustPermal LLC, a holding company formed to administer the combined businesses of EnTrust Capital (“EnTrust”) and The Permal Group. EPOLP is a separate subsidiary of EnTrustPermal LLC, which is owned 65% by Legg Mason and 35% by Gregg S. Hymowitz and entities controlled by him.

The Current Subadvisory Agreement with respect to the Fund between LMPFA and EPOLP was approved by the Trust’s Board at the July Board Meeting. The Current Subadvisory Agreement is similar, except for the name of the subadviser and the date of the agreement, to the prior subadvisory agreement between LMPFA and EnTrustPermal. The subadvisory agreement with EnTrustPermal was submitted to the Fund’s shareholders as a result of a change in control of EnTrustPermal (formerly known as Permal Asset Management LLC). The subadvisory agreement between LMPFA and EnTrustPermal was approved by shareholders at a meeting held on May 20, 2016.

No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material transaction with EPOLP or its affiliates since the beginning of the Fund’s most recently completed fiscal year. No officers or Trustees of the Trust are officers, employees, directors or shareholders of EPOLP. The list of principal executive officers and partners of EPOLP and their principal occupations is set forth on Exhibit D.

Comparison of Current and Proposed Management Agreements

LMPFA serves as investment manager to the Fund pursuant to the Current Management Agreement. LMPFA provides administrative and certain oversight services to the Fund as part of its investment management services.

LMPFA has agreed, under the Current Management Agreement, subject to the supervision of the Fund’s Board, to provide the Fund with investment research, advice, management and supervision; furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objective, policies and restrictions; and place orders pursuant to its investment determinations. LMPFA is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. LMPFA has entered into subadvisory arrangements.

LMPFA performs administrative and management services as reasonably requested by the Fund necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, Fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence; and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

The Proposed Management Agreement is similar to the Current Management Agreement, except for the higher management fee payable under the Proposed Management Agreement and the dates of the agreements. For its services under the Current Management Agreement, LMPFA receives an investment management fee that is calculated daily and paid monthly at an annual rate of 0.65% of the Fund’s average daily net assets (including assets invested in its subsidiary).

Pursuant to the Proposed Management Agreement, the management fee would be calculated daily and paid monthly at the annual rate of 0.90% on the Fund’s average daily net assets (including assets invested in its subsidiary) up to and including $1 billion, declining to 0.85% on average daily net assets in excess of $1 billion and up to and including $2 billion and to 0.80% of average daily net assets in excess of $2 billion. As of June 30, 2017, the Fund’s assets were approximately $355 million, and as a result the Fund would not receive the benefit of the breakpoints in the Proposed Fee. The Proposed Management Agreement appears as Exhibit B of this Proxy Statement.

Current Fees and Expenses

The fee table below shows the Fund’s management fees, current distribution and/or service (12b-1) fees and other expenses for the semiannual period ended June 30, 2017. Acquired fund fees and expenses are estimated based on the Fund’s allocations as of June 30, 2017 to mutual funds, ETFs and other types of underlying funds and assume that the Fund has invested 25% of its assets in mutual funds as is currently required. Dividend and interest expenses on securities sold short represent the amount incurred as of June 30, 2017.

Shareholder fees (fees paid directly from your investment)

	Class A		Class C	Class FI	Class R		Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	[1,2]	None	None	None		None	None
Maximum deferred sales charge (load) as a % of the lower of net asset value at purchase or redemption)[3]	None	[4]	1.00	None	None		None	None
Small account fee[5]	$15		$15	None	None		None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C	Class FI	Class R		Class I	Class IS
Management fees	0.65		0.65	0.65	0.65		0.65	0.65
Distribution and/or service (12b-1) fees	0.25		1.00	0.25	0.50		None	None
Other expenses	0.24		0.22	0.24	0.31	[6]	0.20	0.16
Dividend and interest expenses on securities sold short	0.39		0.39	0.39	0.39		0.39	0.39
Acquired fund fees and expenses	0.40		0.40	0.40	0.40		0.40	0.40
Total annual Fund operating expenses[7]	1.93		2.66	1.93	2.25		1.64	1.60
Fees waived or expenses reimbursed[8]	—		—	—	(0.06)		—	—
Total annual Fund operating expenses after waiving fees and/or reimbursing expenses	1.93		2.66	1.93	2.19		1.64	1.60

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]	Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge.
[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.
[5]	If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the Fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the Fund’s books and records.
[6]	“Other expenses” for Class R shares are estimated for the period ended June 30, 2017. Actual expenses may differ from estimates.

[7]	Total annual Fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the consolidated financial highlights tables in the Fund’s Prospectus and in the Fund’s shareholder reports, which reflect the Fund’s operating expenses and do not include acquired fund fees and expenses.
[8]	The Manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, ETFs, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses) so that total annual Fund operating expenses will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 1.40% for Class R shares, 0.90% for Class I shares and 0.90% for Class IS shares, subject to recapture as described below. In addition, total annual Fund operating expenses for Class IS shares will not exceed total annual Fund operating expenses for Class I shares, subject to recapture as described below. Total annual Fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of acquired fund fees and expenses, brokerage commissions on purchases and sales of ETFs and dividend and interest expense on securities sold short. These arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. The Manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual Fund operating expenses have fallen to a level below the limits described above. In no case will the Manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual Fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated

•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that fee waivers or expense reimbursements are reflected only in the 1-year figures)

•	You reinvest all distributions and dividends without a sales charge

•	The expenses of the underlying funds are reflected

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	760	1146	1556	2697
Class C (with redemption at end of period)	369	826	1409	2991
Class C (without redemption at end of period)	269	826	1409	2991
Class FI (with or without redemption at end of period)	196	606	1042	2254
Class R (with or without redemption at end of period)	222	698	1200	2581
Class I (with or without redemption at end of period)	167	517	891	1943
Class IS (with or without redemption at end of period)	163	505	871	1901

Fees and Expenses if the Proposals Are Approved

The fee table below shows the distribution and/or service (12b-1) fees and other expenses for the period ended June 30, 2017. Management fees are shown as the Proposed Fee. Acquired fund fees and expenses are estimated based on the Fund’s proposed allocations to mutual funds, ETFs and other types of underlying funds and assume that the Fund is no longer required to invest more than 25% of its assets in mutual funds. Dividend and interest expenses on securities sold short represent the amount incurred as of June 30, 2017.

Shareholder fees (fees paid directly from your investment)

	Class A		Class C	Class FI	Class R		Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	[1,2]	None	None	None		None	None
Maximum deferred sales charge (load) as a % of the lower of net asset value at purchase or redemption)[3]	None	[4]	1.00	None	None		None	None
Small account fee[5]	$15		$15	None	None		None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C	Class FI	Class R		Class I	Class IS
Management fees	0.90		0.90	0.90	0.90		0.90	0.90
Distribution and/or service (12b-1) fees	0.25		1.00	0.25	0.50		None	None
Other expenses	0.24		0.22	0.24	0.31	[6]	0.20	0.16
Dividend and interest expenses on securities sold short[7]	0.39		0.39	0.39	0.39		0.39	0.39
Acquired fund fees and expenses[8]	0.11		0.11	0.11	0.11		0.11	0.11
Total annual Fund operating expenses[9]	1.89		2.62	1.89	2.21		1.60	1.56
Fees waived or expenses reimbursed[10]	—		—	—	(0.01)		—	(0.06)
Total annual Fund operating expenses after waiving fees and/or reimbursing expenses	1.89		2.62	1.89	2.20		1.60	1.50

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]	Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge.
[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.
[5]	If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the Fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the Fund’s books and records.
[6]	“Other expenses” for Class R shares are estimated for the period ended June 30, 2017. Actual expenses may differ from estimates.

[7]	Unrelated to the Proposals, dividend and interest expenses on securities sold short are estimated to decrease to 0.10%. The Fund intends to increase its use of derivatives to take short positions, rather than selling securities short, and the Fund does not incur dividend and interest expenses on securities sold short when it takes short positions using derivatives. If dividend and interest expenses of 0.10% were reflected in the table above, total annual Fund operating expenses after waiving fees and/or reimbursing expenses would be 1.60% for Class A shares, 2.33% for Class C shares, 1.60% for Class FI shares, 1.91% for Class R shares, 1.31% for Class I shares and 1.21% for Class IS shares.
[8]	“Acquired fund fees and expenses” are estimated to reflect that if the Proposals are approved by shareholders, the Fund will no longer invest more than 25% of its assets in the mutual fund industry. This estimate is based on the subadviser’s proposed allocations to mutual funds, ETFs and other underlying funds if the Proposals are approved by shareholders and is subject to change.
[9]	Total annual Fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the consolidated financial highlights tables in the Fund’s Prospectus and in the Fund’s shareholder reports, which reflect the Fund’s operating expenses and do not include acquired fund fees and expenses.
[10]	If the Proposals are approved by shareholders, the Manager will agree to waive fees and/or reimburse operating expenses (other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, ETFs, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses) so that total annual Fund operating expenses will not exceed 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class FI shares, 1.70% for Class R shares, 1.10% for Class I shares and 1.00% for Class IS shares, subject to recapture as described below. In addition, total annual Fund operating expenses for Class IS shares will not exceed total annual Fund operating expenses for Class I shares, subject to recapture as described below. Total annual Fund operating expenses after waiving fees and/or reimbursing expenses are expected to exceed the expense cap as a result of acquired fund fees and expenses, brokerage commissions on purchases and sales of ETFs and dividend and interest expenses on securities sold short. If the Proposals are approved by shareholders, these arrangements will continue until December 31, 2019 and cannot be terminated without the Board of Trustees’ consent. The Manager would be permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual Fund operating expenses have fallen to a level below the limits described above. In no case would the Manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual Fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated

•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that fee waivers or expense reimbursements are reflected only in the 1-year figures)

•	You reinvest all distributions and dividends without a sales charge

•	The expenses of the underlying funds are reflected

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	756	1135	1537	2658
Class C (with redemption at end of period)	365	814	1390	2954
Class C (without redemption at end of period)	265	814	1390	2954
Class FI (with or without redemption at end of period)	192	594	1021	2212
Class R (with or without redemption at end of period)	223	690	1183	2542
Class I (with or without redemption at end of period)	163	505	871	1901
Class IS (with or without redemption at end of period)	153	487	845	1851

Unrelated to the Proposals, dividend and interest expenses on securities sold short are estimated to decrease to 0.10%. The Fund intends to increase its use of derivatives to take short positions, rather than selling securities short, and the Fund does not incur dividend and interest expenses on securities sold short when it takes short positions using derivatives. If dividend and interest expenses of 0.10% were reflected in the table above, total annual Fund operating expenses after waiving fees and/or reimbursing expenses would be 1.60% for Class A shares, 2.33% for Class C shares, 1.60% for Class FI shares, 1.91% for Class R shares, 1.31% for Class I shares and 1.21% for Class IS shares.

The table below illustrates the difference in fees payable by the Fund to LMPFA under the Current and Proposed Management Agreements. If the fee rates under the Proposed Management Agreement had been in effect during the fiscal year ended December 31, 2016, the management fee would have increased by 37%.

	Contractual Fee Rate (as a % of average daily net assets)	Gross Management Fees ($)	Fee Waiver under Contractual Expense Limitation ($)	Net Management Fees ($)	Effective Fee Rate (as a % of average daily net assets)
Current Management Agreement	0.65	1,568,970	(121,932)	1,447,038	0.60
Proposed Management Agreement	0.90	2,172,420	(185,971)	1,986,449	0.82

LMPFA also agreed to voluntarily waive additional fees during the Fund’s fiscal year. Voluntary waivers, unlike contractual expense limitations, may be terminated or continued at any time, solely at the discretion of the Manager.1

Terms of the Proposed Management Agreement

The Proposed Management Agreement appears as Exhibit B of this Proxy Statement. The terms of the Proposed Management Agreement are similar to the terms of the Current Management Agreement, except for the fees payable under the agreements and the dates of the agreements.

[1]	During the fiscal year ended December 31, 2016, the management fee paid by the Fund to LMPFA net of the contractual and voluntary expense limitations was $610,919, for an effective fee rate of 0.25% of the Fund’s average daily net assets.

The Proposed Management Agreement provides that:

(i) Subject to the supervision of the Board, LMPFA shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objective, policies and restrictions, as stated in the Fund’s current prospectus and statement of additional information;

(ii) The Fund shall compensate LMPFA for its services, as described above;

(iii) Subject to the direction and control of the Board, LMPFA is authorized to enter into contracts with one or more subadvisers or subadministrators;

(iv) Subject to the direction and control of the Board, LMPFA shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund;

(v) LMPFA is authorized to select the brokers or dealers to effect portfolio transactions for the Fund;

(vi) LMPFA shall oversee the maintenance of all books and records in accordance with all applicable federal and state laws and regulations, and shall surrender promptly to the Fund any of such records upon the Fund’s request; and

(vii) LMPFA, at its expense, shall supply the Board and officers of the Trust with all information and reports reasonably required by them and reasonably available to LMPFA.

If the Proposals are approved by Fund shareholders, the Proposed Management Agreement shall continue in effect for an initial term beginning upon the date of shareholder approval and continue in effect through two years from that date. Thereafter, the Proposed Management Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to the Proposed Management Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Proposed Management Agreement will terminate automatically upon its assignment by LMPFA and may not be assigned by the Trust without the consent of LMPFA. The Proposed Management Agreement may also be terminated without penalty by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund on not more than 60 days’ nor less than 30 days’ written notice to LMPFA, or by LMPFA without penalty on 90 days’ written notice to the Trust.

Proposed Subadvisory Agreement

EPOLP currently serves as subadviser to the Fund pursuant to an agreement between it and LMPFA. LMPFA currently pays an aggregate subadvisory fee to EPOLP and Western Asset Management Company (“Western Asset”) at the annual rate of 0.450% of the Fund’s average daily net assets up to and including $250 million, declining to 0.400% of the Fund’s average daily net assets over $250 million and up to and including $750 million and to 0.350% of average daily net assets over $750 million. LMPFA also currently pays EPOLP a separate fee of 0.05% of the Fund’s average daily net assets related to implementation of portfolio investment decisions and provision of compliance and portfolio execution services to the Fund. Under the Proposed Subadvisory Agreement, LMPFA (not the Fund) would pay EPOLP an aggregate fee equal to 70% of the management fee paid to LMPFA for all services provided by EPOLP, net of fee waivers and expense reimbursements and the fee paid to Western Asset for management of the Fund’s cash and short-term investments allocated to it.

The table below illustrates the difference in fees payable by LMPFA to EPOLP under the Current and Proposed Subadvisory Agreements. If the fee rates under the Proposed Subadvisory Agreement had been in effect during the fiscal year ended December 31, 2016, the subadvisory fee would have increased by 26%. Under both the Current and Proposed Subadvisory Agreements, the fee payable by LMPFA to EPOLP is net of any fee paid to Western Asset for the management of the Fund’s cash and short-term instruments allocated to it.

	Contractual Fee Rate (as a % of average daily net assets)	Subadvisory Fees ($)
Current Subadvisory Agreement	0.450 up to and including $250 million 0.400 over $250 million and up to and including $750 million 0.350 over $750 million 0.05 related to implementation of portfolio investment decisions and provision of compliance and portfolio execution services	1,206,900

Proposed Subadvisory Agreement	For all subadvisory services: 70% of the management fee net of fee waivers and expense reimbursements	1,520,694

The maximum subadvisory fee payable by LMPFA to EPOLP under the Proposed Subadvisory Agreement would be 0.63% of the Fund’s average daily net assets, under the following assumptions: (1) LMPFA has not waived its management fee or reimbursed Fund expenses, (2) the Fund’s assets have not reached the level of the breakpoints in the management fee and (3) no assets have been allocated to Western Asset.

Comparison of Current and Proposed Subadvisory Agreements

The terms of the Proposed Subadvisory Agreement are similar to the terms of the Current Subadvisory Agreement, except for the fees payable under the agreements, the dates of the agreements and that the Proposed Subadvisory Agreement does not specify that EPOLP will provide the Fund with implementation of portfolio investment decisions, trade placement services, certain compliance monitoring services and exercise of proxy voting rights and rights to corporate actions and receive a separate fee by LMPFA for those services. All of those services will continue to be provided by EPOLP and are included in the subadvisory fee.

Terms of the Proposed Subadvisory Agreement

The Proposed Subadvisory Agreement appears as Exhibit C of this Proxy Statement.

The Proposed Subadvisory Agreement provides that:

(i) Subject to the supervision of the Board and LMPFA, EPOLP shall regularly provide the Fund with respect to such portion of the Fund’s assets (including the assets of any subsidiary of the Fund) as shall be allocated to EPOLP by LMPFA from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objective, policies and restrictions, as stated in the Fund’s current prospectus and statement of additional information;

(ii) LMPFA shall compensate EPOLP for its services, as described above;

(iii) EPOLP may delegate to any other one or more companies that EPOLP controls, is controlled by, or is under common control with, or to specified employees of any such companies, certain of EPOLP’s duties under the Proposed Subadvisory Agreement, provided that EPOLP will supervise the activities of each such entity or employees thereof, that such delegation will not relieve EPOLP of any of its duties or obligations under the Proposed Subadvisory Agreement and provided further that any such arrangements are entered into in accordance with and meet all applicable requirements of the 1940 Act, exemptive relief thereunder or interpretive guidance of the SEC staff;

(iv) EPOLP is authorized to select the brokers or dealers to effect portfolio transactions for the Fund;

(v) EPOLP shall keep, and shall arrange for the preservation of, records relating to its services in accordance with all applicable laws and in compliance with the 1940 Act and applicable rules thereunder, and shall surrender promptly to the Fund any of such records upon the Fund’s request; and

(vi) EPOLP, at its expense, shall supply the Board, the officers of the Trust and LMPFA with all information and reports reasonably required by them and reasonably available to EPOLP relating to the services provided by EPOLP under the Proposed Subadvisory Agreement.

If the Proposals are approved by Fund shareholders, the Proposed Subadvisory Agreement shall continue in effect for an initial term beginning upon the date of shareholder approval and continue in effect through two years from that date. Thereafter, the Proposed Subadvisory Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to the Proposed Subadvisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Proposed Subadvisory Agreement terminates automatically upon its assignment by EPOLP and may not be assigned by LMPFA without the consent of EPOLP. The Proposed Subadvisory Agreement may also be terminated without penalty by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund on not more than 60 days’ nor less than 30 days’ written notice to EPOLP, or by EPOLP without penalty on 90 days’ written notice to the Trust, and will be terminated upon the mutual written consent of LMPFA and EPOLP.

Factors Considered by the Board of Trustees

At the July Board Meeting, the Board, including the Independent Trustees, discussed and approved the Revised Restriction, the Proposed Management Agreement between LMPFA, the Fund’s investment manager, and the Trust, on behalf of the Fund, and the Proposed Subadvisory Agreement between LMPFA and EPOLP with respect to the Fund, pursuant to which LMPFA and EPOLP would continue to provide day-to-day management of the Fund’s portfolio, and agreed to recommend that shareholders of the Fund approve the Revised Restriction and the Proposed Agreements.

Management informed the Board that, as a result of the successful combination of EnTrust Capital and The Permal Group that resulted in EnTrustPermal having a stronger, more robust alternative investments platform, EnTrustPermal and Legg Mason undertook an internal review to determine how to take advantage of this platform for the benefit of the Fund and its shareholders. As a result of this initiative, EnTrustPermal and Legg Mason recommended that the Fund invest to a greater extent directly in securities, ETFs and other instruments, which have been determined to be the primary contributors to Fund performance over the past three years. The Fund is currently a “fund-of-funds” and, as a fundamental policy, must invest more than 25% of its assets in the mutual fund industry. To enable the Fund to revise its investment strategy as recommended, the Board of Trustees approved the Revised Restriction, subject to shareholder approval.

Management informed the Board that removing this requirement will enable the Fund to have greater exposure to various asset classes and investment strategies through investments in ETFs, securities and other instruments, rather than through investing more than 25% of its assets in other mutual funds, and, as a result, should help reduce the Fund’s total expense ratio. It was noted that, by investing more than 25% of its assets in other mutual funds, the Fund’s annual fund operating expenses disclosed in the prospectus has reflected Acquired Fund Fees and Expenses (“AFFE”) of 0.54% (as of December 31, 2016—the Fund’s fiscal year end) and up to 1.01% (as of the Fund’s fiscal year end in 2015). In addition, Management informed the Board that, unrelated to the Proposals and as a result of its review of the portfolio, the Fund will seek to maintain short positions through investments in derivative instruments, rather than short sales of securities. Management informed the Board that this change in strategy is also expected to reduce the Fund’s total expense ratio by significantly reducing dividend and interest expenses on securities sold short. Such expenses, which were 0.57% as of December 31, 2016, are expected to decrease to 0.10%.

In light of the proposed revision to the manner in which the Fund’s investment strategy would be implemented, Management recommended that the annual management fee payable to LMPFA by the Fund be increased from 0.65% of average daily net assets to up to 0.90% of average daily net assets and that the fee payable to EPOLP by LMPFA also be increased. Management informed the Board of its belief that the proposed increases to the management and subadvisory fees should allow the subadviser to further extend the reach of the current portfolio management team and expand the resources to be dedicated to the management of the Fund’s portfolio. Management informed the Board that it anticipates that the new approach will be more research-intensive than the Fund’s current investment program and that the additional fees will facilitate greater investments in technology as well as in third party research services, and will permit the addition of new analysts, where needed, to help the Fund pursue its revised investment approach.

The Board considered information presented to them as part of the annual agreement review process at the October 31-November 1, 2016 Board meeting (the “November Board Meeting”), as well as information about LMPFA and EPOLP received at the July Board Meeting. Management stated that there were no material changes to the information presented at the November Board Meeting relevant to the Board’s consideration of the Proposed Agreements, other than the information about EPOLP and the proposed revision to the manner in which the Fund’s investment strategy would be implemented and increases in the management and subadvisory fees. In connection with the July Board Meeting and in accordance with Section 15(c) of the 1940 Act, the Board requested, and LMPFA and EnTrustPermal provided, materials relating to LMPFA, EPOLP and the increase in advisory and subadvisory fees in connection with the Board’s consideration of whether to approve the Proposed Agreements. This included a description of LMPFA and EPOLP and their business activities, personnel and affiliates. The Board noted that the services provided under the Proposed Agreements will be substantially identical to those provided under the current management and subadvisory agreements, except for the fees. Management represented that under the Proposed Agreements there would be no diminution in services provided by LMPFA. The Board also considered the substance of discussions with representatives of LMPFA and EnTrustPermal at the July Board Meeting. These discussions included evaluating the “pros” and “cons” to changing the manner in which the Fund’s investment strategy would be implemented. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

After due consideration, the Board of Trustees approved, subject to shareholder approval, the fee increases. If the Proposals are approved by shareholders, the current expense limitations in effect would be replaced by LMPFA’s agreement to waive fees and/or reimburse Fund operating expenses (other than certain expenses as currently disclosed in the Fund’s prospectus), until December 31, 2019, so that total annual Fund operating expenses do not exceed 1.45% for Class A, 2.20% for Class C, 1.45% for Class FI, 1.70% for Class R, 1.10% for Class I and 1.00% for Class IS. In addition, total annual Fund operating expenses for Class IS shares would not exceed total annual Fund operating expenses for Class I shares. These arrangements would continue until December 31, 2019 and could not be terminated without the Board’s consent. There is no assurance that these expense caps would continue after December 31, 2019, and if they were discontinued, the Fund’s fees and expenses could increase. In addition, expenses that are excluded from the expense caps may go up or down due to the Fund’s investment program and market factors.

In voting to approve the Proposed Agreements, the Board considered whether the approval of the Proposed Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below. The Independent Trustees were separately represented by counsel that is independent of LMPFA, EnTrustPermal and EPOLP in connection with their consideration of approval of the Proposed Agreements. The factors discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Proposed Agreements. Based on their discussions and considerations, including those described below, the Board, including the Independent Trustees, approved the Proposed Agreements to become effective upon shareholder approval for a two-year term. It is currently anticipated, however, that the Proposed Agreements will be reviewed by the Board as part of its annual review of advisory arrangements for the Fund in the fall of 2018.

Nature, Extent and Quality of the Services to Be Provided to the Fund under the Proposed Agreements

At the November Board Meeting, the Board received and considered information regarding the nature, extent and quality of services provided to the Fund by LMPFA and EnTrustPermal under the Current Management Agreement and Current Subadvisory Agreement, respectively, during the past year. The Trustees also considered LMPFA’s supervisory activities over EnTrustPermal and Western Asset. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by LMPFA. The Board noted information received at regular meetings throughout the year related to the services rendered by LMPFA in its management of the Fund’s affairs and by EnTrustPermal in the day-to-day management of the Fund’s portfolio, and LMPFA’s role in coordinating the activities of EnTrustPermal and Western Asset and the Fund’s other service providers. The Board’s evaluation of the services provided by LMPFA and EnTrustPermal took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of LMPFA and EnTrustPermal and the quality of LMPFA’s administrative and other services. The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and EnTrustPermal’s portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board observed that the scope of services provided by LMPFA had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

At the July Board Meeting, the Board received and considered information regarding the fact that there would be no diminution in the nature, extent and quality of services to be provided to the Fund by LMPFA and EnTrustPermal (EPOLP) under the Proposed Agreements from that provided under the current agreements. In addition, the Board received and considered information demonstrating that the successful combination of EnTrust Capital and The Permal Group in 2016 resulted in EnTrustPermal having a stronger, more robust alternative investments platform and describing Management’s determination as to how to take advantage of this platform for the benefit of the Fund and its shareholders. The Trustees then discussed with Management the portfolio management strategies recommended, which proposed that the Fund invest to a greater extent directly in securities, ETFs and other instruments, noting information provided by Management indicating that these investments have been the primary contributors to Fund performance over the past three years. The Trustees noted that EPOLP was committed to providing the resources necessary to assist the Fund’s portfolio managers in managing the Fund. The Board also considered, based on its knowledge of Legg Mason, the financial resources that will be available to LMPFA and EPOLP.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided under the Proposed Agreements.

Fund Performance

The Trustees considered the investment performance of the Fund as a factor in evaluating the Proposed Agreements during the July Board Meeting. At the November Board Meeting, the Board received and reviewed performance information for the Fund and for all retail and institutional alternative multi-strategy funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with Management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2016. The Fund performed better than the median performance of the funds in the Performance Universe for each period and was ranked in the first quintile of the funds in the Performance Universe for the three- and five-year periods. The Board also reviewed information prepared by Lipper comparing the Fund’s annualized total return for the three-year period ended June 30, 2016 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. At the July Board Meeting, the Board received and reviewed performance information for the Fund and the funds included in the Performance Universe. This information compared the Fund’s performance to that of the Performance Universe for the one-, three- and five-year periods ended May 31, 2017, among other periods. The Fund continued to perform better than the median performance of the funds in the Performance Universe for each period and was ranked in the first quintile of the funds in the Performance Universe for the one-, three- and five-year periods. Based on its reviews at the November Board Meeting and July Board Meeting, the Board was satisfied with the Fund’s performance.

The Trustees discussed with representatives of EnTrustPermal (EPOLP) the proposed change to how the Fund’s investment strategy would be implemented—specifically, from a “fund-of-funds” to a fund that will obtain greater exposure to asset classes and investment strategies through investment in ETFs, securities and other instruments, rather than through investing more than 25% of its assets in mutual funds, noting that these investments were determined by Management to have been the primary contributors to Fund performance over the past three years. The Trustees considered the fact that the persons responsible for portfolio management of the Fund under EPOLP were anticipated to remain the same. The Trustees noted that the Fund’s Performance Universe would not change as a result of the proposed revision to the manner in which the Fund’s investment strategy would be implemented.

Management Fees and Expense Ratios

At the November Board Meeting, the Board reviewed and considered the contractual management fee (before taking into account waivers and reimbursements, if any) (the “Contractual Management Fee”) payable by the Fund to LMPFA pursuant to the Fund’s Current Management Agreement and the fees payable by LMPFA to EnTrustPermal pursuant to the Current Subadvisory Agreement in light of the nature, extent and quality of the management and subadvisory services provided by LMPFA and EnTrustPermal, respectively. The Board noted that LMPFA, and not the Fund, pays the subadvisory fees to EnTrustPermal and, accordingly, that the retention of EnTrustPermal does not increase the fees and expenses incurred by the Fund. In addition, because of LMPFA’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which reduced the management fee paid to LMPFA, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”). The Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of nine institutional actively and passively managed affiliated and unaffiliated alternative multi-strategy funds of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all institutional actively and passively managed affiliated and unaffiliated alternative multi-strategy funds of funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the funds in the Expense Group, but that the Fund’s Actual Management Fee was higher than the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio (including underlying fund expenses) was lower than the median of the total expense ratios of the funds in the Expense Group and the funds in the Expense Universe. The Trustees also noted LMPFA’s fee waiver and/or expense reimbursement arrangement. In addition, the Board determined that the fees charged by LMPFA and EnTrustPermal under the current management agreement and Current Subadvisory Agreement, respectively, with respect to the Fund, were for services provided in addition to, and were not duplicative of, services provided under the advisory contracts of the underlying funds in which the Fund invested.

In light of the proposed revision to the manner in which the Fund’s investment strategy would be implemented, Management recommended at the July Board Meeting that the annual management fee payable to LMPFA by the Fund be increased and that the fee payable to EPOLP by LMPFA also be increased. Management informed the Board of its belief that the proposed increases to the management and subadvisory fees should allow the subadviser to further extend the reach of the current portfolio management team and expand the resources to be dedicated to the management of the Fund’s portfolio. Management informed the Board that it anticipates that the new approach will be more research-intensive than the Fund’s current investment program and that the additional fees will facilitate greater investments in technology as well as in third party research services, and will permit the addition of new analysts, where needed, to help the Fund pursue its revised investment approach. The Board received and considered information comparing the Fund’s proposed Contractual Management Fee and the Fund’s overall estimated expense ratio, assuming implementation of the revised investment strategy, with those of a group of twelve funds selected by Management from Morningstar’s Multi-alternative U.S. Funds Category as comparable to the Fund using the revised investment strategy (the “Revised Expense Group”). This information showed that the Fund’s proposed Contractual Management Fee was lower than the average management fee paid by the funds in the Revised Expense Group and that the Fund’s total estimated expense ratio (including underlying fund expenses) was also lower than the average of the total expense ratios of the funds in the Revised Expense Group. The Trustees also noted LMPFA’s fee waiver and/or expense reimbursement arrangement, if the Proposals are approved by shareholders, which could not be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

Manager Profitability

At the November Board Meeting, the Board received and considered a profitability analysis of LMPFA and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to LMPFA’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed LMPFA’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that LMPFA’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund. At the July Board Meeting, the Board took into consideration LMPFA’s fee waiver and/or expense reimbursement arrangement, if the Proposals are approved by shareholders, and its potential effect on LMPFA’s profitability. The Board recognized that, because EnTrustPermal’s (EPOLP’s) fee is paid by LMPFA, and not the Fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Management Agreement with LMPFA.

Economies of Scale

At the November Board Meeting, the Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

At the July Board Meeting, the Board noted that Management proposed breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its proposed Contractual Management Fee would be triggered under the Proposed Management Agreement. The Board noted, however, that the proposed Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place.

Other Benefits to LMPFA and EnTrustPermal (EPOLP)

At the November Board Meeting, the Board considered other benefits received by LMPFA and its affiliates, including EnTrustPermal, as a result of their relationship with the Fund, including the potential for additional assets under management and increased fee revenue for Legg Mason and its affiliates from the management of accounts using the same or similar strategies as the Fund’s investment strategy. In light of the costs of providing investment management and other services to the Fund and LMPFA’s and EnTrustPermal’s commitment to the Fund, any other ancillary benefits that they and their affiliates received were considered reasonable. At the July Board Meeting, the Board also determined that any such ancillary benefits to be received by LMPFA and its affiliates, including EPOLP, as a result of their relationship with the Fund were reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, approved, and recommends that shareholders approve, the Proposed Agreements for the Fund.

At a meeting of the Board held on October 30—October 31, 2017, the Board approved the Current Management Agreement and Current Subadvisory Agreement based on information provided to them by Management at that meeting, which was subject to the Board’s process for annual review of advisory and subadvisory contracts.

Shareholder Approval

Approval of the Proposals will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, with respect to each Proposal. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

As noted above, approval of each of the Proposed Agreements is contingent upon each other and upon approval of the change to the Fund’s current fundamental policy on concentration, so that if any one of them is not approved by shareholders, then none of them will be implemented.

Ownership of Shares

Information as to shareholders that owned or held of record 5% or more of the outstanding shares of a class of the Fund as of September 15, 2017 is set forth in Exhibit E.

Brokerage Commissions to Affiliates

The Fund did not pay brokerage commissions to affiliates for the fiscal year ended December 31, 2016.

Other Service Agreements

For the fiscal year ended December 31, 2016, the Fund paid an aggregate amount of $410,670 in distribution fees to Legg Mason Investment Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason. LMIS serves as the Fund’s sole and exclusive distributor and is located at 100 International Drive, Baltimore, Maryland 21202. LMIS will continue to provide services to the Fund upon the approval of the Revised Restriction and Proposed Agreements.

VOTING INFORMATION

General

The Trust is a Maryland statutory trust organized on October 4, 2006. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the Trust’s declaration of trust. The Fund is a series of the Trust and is registered with the SEC under the 1940 Act as an open-end management investment company.

Solicitation of Votes

This Proxy Statement is furnished in connection with a solicitation of proxies by the Fund’s Board to be exercised at the Meeting. This Proxy Statement, along with the Notice of Meeting and a Proxy Card, are first being mailed to shareholders of the Fund on or about November 9, 2017 or as soon as practicable thereafter. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed Proxy Card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the Proxy Card in accordance with the instructions marked thereon. Unmarked but properly signed and dated Proxy Cards will be voted “FOR” approval of the Proposals and in the discretion of the designated proxy holders on any other matter that properly comes before the Meeting. Proxy Cards that are not properly marked will not be voted and will not be returned to the shareholder.

The costs of the solicitation will be borne by the Manager or its affiliates and not by the Fund. These costs include the cost of preparing, printing and mailing the Proxy Statement, Proxy Cards and other proxy materials and tabulating the votes. It is estimated that the total costs and expenses to be borne by the Manager or its affiliates will be approximately $129,330. This amount does not include the out-of-pocket costs, such as legal expenses, incurred in connection with the preparation of this Proxy Statement, which will also be borne by the Manager or its affiliates.

Votes are being solicited by mail (including electronic mail). Additional solicitation may be made by letter or telephone by officers or employees of Legg Mason or its affiliates, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the Fund to obtain authorization for the execution of proxies. The Manager or its affiliates will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. The Manager, on behalf of the Fund, has retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, to assist in the solicitation of proxies including by providing certain project management, consulting services, mailing (including electronic mail), telephone solicitation and internet and telephonic voting services. It is anticipated that Broadridge will be paid approximately $94,752, which is included in the amount above, for such solicitation services, to be borne by the Manager or its affiliates as described above. Broadridge may solicit proxies personally and by mail (including electronic mail), telephone or the Internet.

Submission of Voting Instructions

Shareholders have four options for submitting voting instructions:

1.	Internet—the enclosed Proxy Card includes directions for shareholders to cast their votes via the Internet at a website designed for this purpose. The required control number is printed on each shareholder’s Proxy Card. Shareholders who cast their votes via the Internet do not need to mail their Proxy Card.

2.	Telephone—the enclosed Proxy Card includes directions for shareholders to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each shareholder’s Proxy Card. Shareholders who cast their votes over the telephone do not need to mail their Proxy Card.

3.	Mail—shareholders also may cast their votes by executing the enclosed Proxy Card and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

4.	In Person—shareholders may attend the Meeting and cast their votes in person.

The Trust encourages shareholders of the Fund to vote via the Internet or by telephone. Votes cast via the Internet or over the telephone are recorded immediately and there is no risk that postal delays will cause a Proxy Card to arrive late and therefore not be counted. A shareholder may revoke a proxy at any time prior to its exercise at the Meeting by (1) submitting to the Fund a subsequently executed proxy, (2) delivering to the Fund a written notice of revocation (addressed to the Assistant Secretary at the principal executive office of the Fund at the address shown at the beginning of this Proxy Statement) or (3) otherwise giving notice of revocation at the Meeting. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposals. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum.

Broker/dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Proposals before the Meeting. The New York Stock Exchange (the “NYSE”) takes the position that a broker/dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker/dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to approval of the Proposals. A signed Proxy Card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the Proposals will be deemed an instruction to vote such shares in favor of the Proposals.

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or the distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed Proxy Card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the Proposals will be deemed an instruction to vote such shares in favor of the Proposals. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker/dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker/dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Shares Outstanding

Only shareholders of record of the Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. As of the close of business on the Record Date, the Fund had the number of shares outstanding as set forth in Exhibit A.

Quorum

The holders of outstanding shares of the Fund entitled to vote and present in person or by proxy representing 30% of the voting power of the Fund shall constitute a quorum at the Meeting.

Required Vote

The affirmative vote of a majority of the outstanding voting securities of the Fund is required to approve each Proposal, which under applicable law means the vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the voting power of the outstanding voting securities of the Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. Each whole share (or fractional share) outstanding on the Record Date shall entitle the holder thereof to a number of votes equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the Record Date.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for the Fund for transacting business at the Meeting, executed proxies marked as abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of each Proposal for the Fund. As a result, shareholders are urged to sign and date their Proxy Card and forward their voting instructions promptly.

Adjournments

In the event that a quorum for the Fund shall not be present at the Meeting or in the event that a quorum is present but sufficient votes to approve the Proposals are not received, the chairman of the Meeting or, if a proposal to adjourn is submitted to a vote of shareholders by the chairman, the shareholders of the Fund, by the affirmative vote of a majority of votes cast on the adjournment, shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. Unless a proxy provides otherwise, the persons named as proxies will vote upon such adjournment in their discretion. Any adjourned meeting may be held as adjourned without further notice, even if the date of such adjourned meeting is more than 120 days after the notice of the original meeting or the postponement thereof, was mailed or sent.

Shareholder Reports

Copies of the Fund’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing to the Fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902 or by calling the following number: 1-877-721-1926.

Please note that only one Annual or Semi-Annual Report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an Annual or Semi-Annual Report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Shareholder Proposals

The Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Fund must be received at the offices of the Fund, 620 Eighth Avenue, New York, New York 10018, in accordance with the time periods set forth for advance notice in the bylaws applicable to the Fund or, if no such time period is specified, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Other Business

LMPFA, EPOLP, the Fund and the Trust know of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Trust and the relevant Fund.

By order of the Board of Trustees,

Robert I. Frenkel

Secretary

Legg Mason Partners Equity Trust

Dated: November 2, 2017

EXHIBIT A

SHARES OUTSTANDING

As of the Record Date, the following number of shares of the Fund were outstanding and entitled to vote:

Class	Shares Outstanding on Record Date
Class A	1,621,776.855
Class C	1,812,818.732
Class FI	15,683.931
Class R	0
Class I	22,953,492.535
Class IS	4,992.693

Each whole share (or fractional share) outstanding on the Record Date shall entitle the holder thereof to a number of votes equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the Record Date.

A-1

EXHIBIT B

AMENDED AND RESTATED MANAGEMENT AGREEMENT

Legg Mason Partners Fund Advisor, LLC

This AMENDED AND RESTATED MANAGEMENT AGREEMENT (“Agreement”) is made this                  day of [January], 2018, by and between Legg Mason Partners Equity Trust (the “Trust”) and Legg Mason Partners Fund Advisor, LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the Trust is a Maryland statutory trust registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is engaged primarily in rendering investment advisory, management and administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Trust wishes to retain the Manager to provide investment advisory, management, and administrative services to the Trust with respect to the series of the Trust designated in Schedule A annexed hereto and any and all subsidiaries of that series that are currently, or may in the future be, formed for the purpose of investing, reinvesting, holding, owning or trading assets of the Fund (collectively, the “Fund”); and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Trust hereby appoints the Manager to act as investment adviser and administrator of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its Funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

3. (a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments (including the assets of any subsidiary of the Fund)consistent with the Fund’s investment objective, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Manager shall determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objective, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies and may also include, from time to time, the investment of some of the Fund’s assets directly in securities or other instruments. The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund, which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

(b) Subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, Fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, Fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.

(c) The Fund hereby authorizes any entity or person associated with the Manager, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the

Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

4. Subject to the Board’s approval, the Manager or the Fund may enter into contracts with one or more investment subadvisers or subadministrators, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers or subadministrators any or all its duties specified hereunder, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such subadviser or subadministrator and further provided that such contracts impose on any investment subadviser or subadministrator bound thereby all the conditions to which the Manager is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

5. (a) The Manager, at its expense, shall supply the Board and officers of the Trust with all information and reports reasonably required by them and reasonably available to the Manager and shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. The Manager shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

(b) The Manager shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses, including, without limitation: advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

6. No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

7. As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto, provided however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 8, the term “Manager” shall include any affiliates of the Manager performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other Fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

10. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

11. This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved by the Trust’s Board and by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect until                         , 2020. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

12. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Trust without the consent of the Manager.

13. The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Trust’s Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

14. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

15. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Management Agreement to be executed by their officers thereunto duly authorized.

LEGG MASON PARTNERS EQUITY TRUST

By:

Name:
Title:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:

Name:
Title:

Schedule A

EnTrustPermal Alternative Core Fund

Date:

                    , 2018

Fee:

0.90% of average daily net assets up to and including $1 billion

0.85% of average daily net assets in excess of $1 billion and up to and including $2 billion

0.80% of average daily net assets in excess of $2 billion

EXHIBIT C

FORM OF AMENDED AND RESTATED SUBADVISORY AGREEMENT BETWEEN LMPFA AND ENTRUSTPERMAL PARTNERS OFFSHORE LP WITH RESPECT TO THE FUND

This AMENDED AND RESTATED SUBADVISORY AGREEMENT (“Agreement”) is made this          day of [January], 2018, by and between Legg Mason Partners Fund Advisor, LLC, a Delaware limited liability company (the “Manager”), and EnTrustPermal Partners Offshore LP, a Delaware limited partnership (the “Subadviser”).

WHEREAS, the Manager has been retained by Legg Mason Partners Equity Trust (the “Trust”), a Maryland statutory trust registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) to provide investment advisory, management, and administrative services to the Trust with respect to certain series of the Trust, whether directly or through the services of one or more subadvisers; and

WHEREAS, the Manager wishes to engage the Subadviser to provide certain investment advisory services to the Trust with respect to the series of the Trust designated in Schedule A annexed hereto and any and all subsidiaries of that series that are currently, or may in the future be, formed for the purpose of investing, reinvesting, holding, owning or trading assets of that series (collectively, the “Fund”) and the Subadviser is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. In accordance with and subject to the Management Agreement between the Trust and the Manager with respect to the Fund (the “Management Agreement”), the Manager hereby appoints the Subadviser to act as Subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Manager shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its Funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Manager shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

3. (a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Manager, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets (including the assets of any subsidiary of the Fund) as shall be allocated to the Subadviser by the Manager from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objective, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments will be purchased (including, as permitted in accordance with this paragraph, swap agreements, options and futures), retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objective, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund and any sub-custodian or prime broker as to deliveries of securities and other investments and payments of cash in respect of transactions or cash margin calls for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies and may also include, from time to time, the investment of some of the Fund’s assets directly in securities or other instruments. The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund, which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Subadviser shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Allocated Assets subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board. The Subadviser may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.

(b) The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will the Subadviser purchase any securities from an underwriting or selling group in which it or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the

Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

4. The Subadviser may delegate to any other one or more companies that the Subadviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, certain of the Subadviser’s duties under this Agreement, provided in each case the Subadviser will supervise the activities of each such entity or employees thereof, that such delegation will not relieve the Subadviser of any of its duties or obligations under this Agreement and provided further that any such arrangements are entered into in accordance with and meet all applicable requirements of the 1940 Act, exemptive relief thereunder or interpretive guidance of the SEC staff.

5. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

6. (a) The Subadviser, at its expense, shall supply the Board, the officers of the Trust, the Manager and any other subadviser to the Fund with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder.

(b) The Subadviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Fund’s expenses, including, without limitation: advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

7. No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. As compensation for the services performed by the Subadviser, the Manager shall pay the Subadviser, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund or the portion thereof comprising the Allocated Assets shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

9. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to the Manager or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 9, the term “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated pursuant to this Agreement and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

10. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other Fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

11. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

12. This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved by the Trust’s Board and, if so required by the 1940 Act, by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect through the second anniversary of the date of effectiveness. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

13. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 90 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the Subadviser. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by the Manager without the consent of the Subadviser.

14. The Subadviser agrees that for any claim by it against the Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other series of the Trust.

15. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

16. This Agreement, and any supplemental terms contained on Annex I hereto, if applicable, embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Subadvisory Agreement to be executed by their officers thereunto duly authorized.

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

ENTRUSTPERMAL PARTNERS OFFSHORE LP

By:
Name:
Title:

The foregoing is acknowledged:

The undersigned officer of the Trust has executed this Amended and Restated Subadvisory Agreement not individually but in his/her capacity as an officer of the Trust. The Trust does not hereby undertake, on behalf of the Fund or otherwise, any obligation to the Subadviser.

LEGG MASON PARTNERS EQUITY TRUST

By:
Name:
Title:

ANNEX I

Not applicable.

SCHEDULE A

EnTrustPermal Alternative Core Fund

Date:

                    , 2018

Fee:

The subadvisory fee will be 70% of the management fee paid to Legg Mason Partners Fund Advisor, LLC, net of expense waivers and reimbursements and an amount equal to 0.02% of the portion of the Fund’s average daily net assets allocated to the Western Asset Management Company for the management of cash and other short-term instruments.

EXHIBIT D

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

The following chart lists the principal executive officers and the directors of LMPFA and their principal occupations. The business address of each officer and director as it relates to that person’s position with LMPFA is 620 Eighth Avenue, New York, New York 10018, unless otherwise noted.

Name	Current Position
Jane Trust	President and Chief Executive Officer
Jeanne M. Kelly	Senior Vice President
Amy M. Olmert	Manager
Peter H. Nachtwey	Manager
Ted P. Becker	Chief Compliance Officer
Thomas C. Mandia	Secretary
Michael Kocur	Vice President and Assistant Secretary

EnTrustPermal Partners Offshore LP (“EPOLP”)

The following chart lists the principal executive officers and the partners of EPOLP and their principal occupations. The business address of each officer and partner as it relates to that person’s position with EPOLP is 375 Park Avenue, New York, New York 10152, unless otherwise noted.

Name	Current Position
Gregg Hymowitz	Chairman and Chief Executive Officer
Jill Zelenko	Chief Operating Officer and Global Chief Risk Officer
Bruce Kahne	General Counsel and Chief Compliance Officer – U.S.
Francois Becquaert*	Chief Financial Officer
EnTrustPermal FOF Management GP LLC	General Partner

*	Address: 83 avenue Marceau, 75116 Paris France

D-1

EXHIBIT E

OWNERSHIP OF SHARES

To the knowledge of the Fund, as of September 15, 2017, the following shareholders owned or held of record 5% or more of the outstanding shares of the following classes of the Fund:

Class	Name and Address	Percent of Ownership (%)
A	American Enterprise Investment Svc 707 2nd Ave. South Minneapolis, MN 55402-2405	18.95

A	Raymond James Omnibus for Mutual Funds 880 Carillon Pkwy St. Petersburg, FL 33716-1100	12.78

A	LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121	11.47

A	Morgan Stanley & Co. Inc. Harborside Financial Center Plaza Two 2nd Floor Jersey City, NJ 07311	11.30

A	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers 211 Main Street San Francisco, CA 94105-1905	10.11

A	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	8.21

A	TD Ameritrade Inc. for the exclusive benefit of our clients P.O. Box 2226 Omaha, NE 68103-2226	5.89

C	Morgan Stanley & Co. Inc. Harborside Financial Center Plaza Two 2nd Floor Jersey City, NJ 07311	24.56

Class	Name and Address	Percent of Ownership (%)
C	Raymond James Omnibus for Mutual Funds 880 Carillon Pkwy St. Petersburg, FL 33716-1100	17.66

C	American Enterprise Investment Svc 707 2nd Ave. South Minneapolis, MN 55402-2405	14.84

C	Wells Fargo Clearing Svcs LLC 2801 Market Street Saint Louis, MO 63103	9.71

C	Merrill Lynch Pierce Fenner & Smith Inc. For the sole benefit of its customers 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	9.26

C	UBS WM USA FBO Exclusive Benefit of Customers 1000 Harbor Blvd. Weehawken, NJ 07086	7.23

C	LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121	6.46

FI	Raymond James Omnibus for Mutual Funds 880 Carillon Pkwy St. Petersburg, FL 33716-1100	76.46

FI	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	21.10

I	American Enterprise Investment Svc 707 2nd Ave. South Minneapolis, MN 55402-2405	16.79

I	Merrill Lynch Pierce Fenner & Smith Inc. For the sole benefit of its customers 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	14.24

Class	Name and Address	Percent of Ownership (%)
I	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	13.91

I	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers 211 Main Street San Francisco, CA 94105-1905	10.28

I	LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121	8.26

I	Morgan Stanley & Co. Inc. Harborside Financial Center Plaza Two 2nd Floor Jersey City, NJ 07311	6.58

IS	National Financial Services Corp. FBO Exclusive Benefit of our Cust 499 Washington Blvd. Jersey City, NJ 07310-2010	77.24

IS	Legg Mason, Inc. Attn: Elizabeth Whitehurst 100 International Dr., FL 10 Baltimore, MD 21202-4673	21.33

The Trustees and officers of the Trust, and members of their families as a group, beneficially owned less than 1% of the outstanding shares of the Fund as of September 15, 2017.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet
Available 24 hours a day, 7 days a week
1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above. 3) Follow the instructions provided on the website.
To vote by Telephone
Available 24 hours a day, 7 days a week
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the postage-paid envelope provided.
Vote in Person
Attend Special Meeting of Shareholders
Legg Mason Partners Fund Advisor, LLC
620 Eighth Avenue,
New York, NY 10018 on January 5, 2018

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E32345-S62340 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY TELEPHONE OR INTERNET

	For	Against	Abstain

1. To approve a change to EnTrustPermal Alternative Core Fund’s fundamental investment restriction on concentration	☐	☐	☐

2. To approve an amended and restated management agreement between Legg Mason Partners Equity Trust, on behalf of EnTrustPermal Alternative Core Fund, and Legg Mason Partners Fund Advisor, LLC	☐	☐	☐

3. To approve an amended and restated subadvisory agreement between Legg Mason Partners Fund Advisor, LLC and EnTrustPermal Partners Offshore LP with respect to EnTrustPermal Alternative Core Fund	☐	☐	☐

4. Transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

CONSOLIDATED ID TEMPLATE V1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of

Shareholders to be held on January 5, 2018.

The Proxy Statement for this meeting is available at: www.proxyvote.com.

E32346-S62340

PROXY	LEGG MASON PARTNERS EQUITY TRUST	PROXY

ENTRUSTPERMAL ALTERNATIVE CORE FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 5, 2018

PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of EnTrustPermal Alternative Core Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, hereby appoints Robert I. Frenkel, Thomas C. Mandia, Harris C. Goldblat, Rosemary D. Emmens, Barbara J. Allen, Michael Kocur and Angela N. Velez, attorneys and proxies for the undersigned, each with full powers of substitution, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on January 5, 2018, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated November 2, 2017 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” approval of the Proposals.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.